UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2020

WAVE LIFE SCIENCES LTD.

(Exact name of registrant as specified in its charter)

Singapore	001-37627	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Straits View #12-00, Marina One East Tower Singapore	018936
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 6236 3388

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
$0 Par Value Ordinary Shares	WVE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)

On August 12, 2020, Wave Life Sciences Ltd. (the “Company”) held its 2020 Annual General Meeting of Shareholders (the “Annual Meeting”). Of the 35,732,154 ordinary shares issued and outstanding and eligible to receive copies of the Notice and proxy statement as of the June 17, 2020 record date, a preliminary quorum of 29,976,397 ordinary shares, or 83.89%, of the eligible shares, was present in person or represented by proxy at the Annual Meeting.

(b)

The following actions were taken at the Annual Meeting, all of which are described in the Company’s definitive proxy statement that was filed with the Securities and Exchange Commission on June 26, 2020 (the “Proxy Statement”). The preliminary voting results for each of the proposals voted upon at the Annual Meeting are set forth below.

Proposal 1 (a) – (j)- Shareholders re-elected nine of the Company’s existing directors and elected one new director to the Board of Directors for a term ending on the Company’s 2021 Annual General Meeting of Shareholders and his or her successor is duly elected and qualified, with the preliminary votes cast as follows:

Board of Directors Nominee	For	Against	Abstain	Broker Non-Vote
Paul B. Bolno, M.D.	27,233,903	35,525	802	2,706,167
Mark H.N. Corrigan, M.D.	27,243,685	26,386	159	2,706,167
Christian Henry	27,144,580	124,487	1,163	2,706,167
Peter Kolchinsky, Ph.D.	27,131,557	138,514	159	2,706,167
Amy Pott	27,242,776	26,505	949	2,706,167
Adrian Rawcliffe	27,237,501	31,560	1,169	2,706,167
Ken Takanashi	26,124,722	1,144,330	1,178	2,706,167
Aik Na Tan	27,239,722	29,195	1,313	2,706,167
Gregory L. Verdine, Ph.D.	27,241,075	29,012	143	2,706,167
Heidi L. Wagner, J.D.	27,243,614	26,571	45	2,706,167

Proposal 2- Shareholders re-appointed KPMG LLP to serve as the Company’s independent registered public accounting firm and independent Singapore auditor for the year ending December 31, 2020, and to authorize the Audit Committee of the Board of Directors to fix KPMG LLP’s remuneration for services provided through the date of the Company’s 2021 Annual General Meeting of Shareholders, with the preliminary votes cast as follows:

For	Against	Abstain	Broker Non-Vote
29,921,906	43,567	10,924	0

Proposal 3- Shareholders approved the Company’s payment of cash and equity-based compensation to the Company’s non-employee directors for their service on the Board of Directors and its committees, in the manner and on the basis set forth in the Proxy Statement, with the preliminary votes cast as follows:

For	Against	Abstain	Broker Non-Vote
27,235,769	33,626	835	2,706,167

Proposal 4- Shareholders approved a general authorization for the directors of the Company to allot and issue ordinary shares of the Company, in the manner and on the basis set forth in the Proxy Statement, with the preliminary votes cast as follows:

For	Against	Abstain	Broker Non-Vote
27,099,786	169,791	653	2,706,167

Proposal 5- Shareholders approved on a non-binding, advisory basis only, the compensation of our named executive officers, in the manner and on the basis set forth described in the proxy statement, with the preliminary votes cast as follows:

For	Against	Abstain	Broker Non-Vote
24,128,237	3,141,318	675	2,706,167

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE LIFE SCIENCES LTD.

By:	/s/ Paul B. Bolno, M.D.
Paul B. Bolno, M.D.
President and Chief Executive Officer

Date:    August 18, 2020